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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2003


                               -------------------


                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)



         TEXAS                        000-33267               43-1723043
    (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


                      717 NORTH HARWOOD STREET, SUITE 1500
                               DALLAS, TEXAS 75201
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            99.1  Press release dated May 5, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

On May 5, 2003, Odyssey HealthCare, Inc. (together with its subsidiaries, the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the consolidated financial condition of the Company as of March 31, 2003, the quarterly consolidated financial results of the Company for the three months ended March 31, 2003 and updating the Company's earnings guidance for the year ending December 31, 2003.

The information furnished under this "Item 9. Regulation FD Disclosure" is also intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission release No. 33-8216.


LIMITATION ON INCORPORATION BY REFERENCE

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 9 and the information intended to be furnished pursuant to Item 12 shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ODYSSEY HEALTHCARE, INC.



Date:  May 6, 2003                       By: /s/ Douglas B. Cannon
                                             -----------------------------------
                                             Douglas B. Cannon
                                             Chief Financial Officer


























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
                                 EXHIBIT INDEX
99.1          Press release dated May 5, 2003.